SWISSRAY INTERNATIONAL, INC.
                          Proxy for 2001 Annual Meeting
                This Proxy is Solicited by the Board of Directors


         KNOW ALL MEN BY THESE PRESENTS that I (we), the undersigned Stockholder(s) of SWISSRAY International, Inc. (the "Company"), do hereby nominate, constitute and appoint Ruedi G. Laupper and Josef Laupper or either of them (with full power to act alone), my (our) true and lawful attorney(s) with full power of substitution, for me (us) and in my (our) name, place and stead to vote all the Common Stock of said Company, standing in my (our) name on the books on the record date, November 27, 2001, at the Annual Meeting of its Stockholders to be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York, on January __, 2002, at 2:00 p.m., local time, or at any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present.

         This Proxy, when properly executed, will be voted as directed below. In the absence of any direction, the shares represented hereby will be voted for the (a) election of the nominees listed, (b) ratification of the appointment of the auditors and (c) approval of the proposal to reincorporate the Company in Delaware.

[ ] Please mark your votes in this example.

1. Election of Directors, Election of the five nominees, Ruedi G. Laupper, Josef Laupper, Dr. Erwin Zimmerli, Ueli Laupper and Dr. Sc. Dov Maor.

          [ ] For All Nominees               [ ] Withhold From All Nominees

The Board of Directors recommends a vote FOR the Nominees. If you do not wish your shares voted FOR a particular nominee, draw a line through that person's name above.

2. Approval of the appointment of Feldman Sherb & Co., P.C., as independent auditors of the Company for the fiscal year ending June 30, 2002.

          [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

3. Approval of the proposal to increase the authorized shares of Common Stock of the Company.

          [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

4.  Approval of the proposal to reincorporate the Company in Delaware.

          [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

                                          SIGNATURE(S) ________________________

                                                       ------------------------

                                          DATE ________________________________

NOTE: Please sign exactly as the name(s) appear hereon. Joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                          SWISSRAY INTERNATIONAL, INC.
                               100 Grasslands Road
                            Elmsford, New York 10523






                                                     December 11, 2001


Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting (the "Annual Meeting") of Stockholders of SWISSRAY International, Inc. (the "Company"), which will be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York, on January __, 2002, commencing at 2:00 p.m. (local time). By attending the meeting, you will have an opportunity to hear a report on the operations of your Company and to meet your directors and executives. We look forward to greeting as many of our stockholders as are able to be with us.

         At the Annual Meeting, you will be asked to (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2002; (3) consider and act upon the proposal to increase the authorized shares of Common Stock from 100,000,000 to 150,000,000 shares; (4) consider and act upon the proposal to reincorporate the Company in Delaware and (5) transact such other business as may properly come before the meeting and any adjournment thereof.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please read the Proxy Statement, then complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001 (the "Annual Report") is being mailed to you together with the enclosed proxy materials.

                                           Yours sincerely,




                                           Ruedi G. Laupper
                                           Chairman of the Board,
                                           Chief Executive Officer and President

                          SWISSRAY INTERNATIONAL, INC.
                               100 Grassland Road
                            Elmsford, New York 10523
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY __, 2002


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SWISSRAY International, Inc., a New York corporation (the "Company"), will be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York, on January __, 2002, at 2:00 p.m. (local time) for the purpose of considering and voting upon the following matters:

         (1) To elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified;

         (2) To ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2002;

         (3) To consider and act upon a proposal to increase the authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares;

         (4) To consider and act upon a proposal to reincorporate the Company in Delaware; and

         (5) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001, Proxy Statement and form of proxy are enclosed.

         Only stockholders of record as of the close of business on November 27, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

         You are cordially invited to be present at the Annual Meeting. It is important to you and the Company that your shares be voted at the Annual Meeting.

                                           By Order of the Board of Directors



                                           Ruedi G. Laupper
                                           Chairman of the Board,
                                           Chief Executive Officer and President
December 11, 2001

                                IMPORTANT NOTICE:

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.

                          SWISSRAY INTERNATIONAL, INC.
                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY __, 2002

         This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of SWISSRAY International, Inc. , a New York corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, on January __, 2002, at 2:00 p.m. (local time) and at any adjournment thereof. Only stockholders of record as of the close of business on November 27, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         This Proxy Statement and the accompanying Proxy, together with a copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001 (the "Annual Report"), are being sent or given to the stockholders on or about December 11, 2001.

         At the Annual Meeting, the Stockholders of the Company will be asked to: (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2002; (3) consider and act upon the proposal to increase the authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares; (4) consider and act upon the proposal to reincorporate the Company in Delaware and
(5) transact such other business as may properly come before the meeting and any adjournments thereof.

         Principal executive offices of the Company are located at Turbistrasse 25-27, CH-6280 Hochdorf, Switzerland and at 100 Grasslands Road, Elmsford, New York 10523. The Company's telephone number in Switzerland is 011-41-41-914-1200 and in the United States is 914-345-3700.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     GENERAL

Solicitation of Proxies

         If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted to (1) elect five directors to the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2002; (3) increase the authorized shares of Common Stock from 100,000,000 shares to 150,000 shares; (4) change the Company's state of incorporation from New York to Delaware and (5) transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Board of Directors does not currently intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

Revocation of Proxies

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Annual Meeting, by attending the Annual Meeting and voting in person or by submitting a signed proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 100 Grasslands Road, Elmsford, New York 10523, Attention: Secretary. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy.

Voting Securities and Beneficial Ownership

         Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Annual Meeting. As of the close of business on November 27, 2001, there were 84,774,525 shares of the Common Stock outstanding.

         The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Each outstanding share is entitled to one vote at the meeting for all items set forth in the Notice and Proxy. Cumulative voting for the nominees for directors is not permitted. Assuming a quorum, the nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

         Ratification of Proposals 2 and 3 require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote while approval of Proposal 4 requires the affirmative vote of no less than two-thirds of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

         Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Abstention and broker non-votes, if any, will similarly be counted for purposes of determining the presence or absence of a quorum but will have no other effect on the vote.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT *

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of November 27, 2001 (except where otherwise noted) with respect to (a) each person known by the Registrant to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Registrant, (c) the Registrant's executive officers and (d) all officers and directors of the Registrant as a group. Except as indicated in the footnotes to the table, all of such shares of Common Stock are owned with sole voting and investment power. As of the date indicated above Ruedi G. Laupper, President of the Registrant, has voting rights over approximately 65.13% of all outstanding shares. See footnotes 2 and 9 below. The title of class of all securities indicated below is Common Stock with $.01 par value per share.

                                         No. Of Shares          Percentage of
                                         Beneficially        Shs. Beneficially
Name and Address of Beneficial Owner       Owned (1)             Owned (1)
------------------------------------     --------------      ----------------
Ruedi G. Laupper (2)(9)                   3,291,074                3.86%
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Josef Laupper (3)                              425,000                      * %
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Erwin Zimmerli (4)                             173,750                     * %
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Ueli Laupper (5)                               693,750                     * %
100 Grasslands Road
Elmsford, New York 10523

Dov Maor (6)                                    51,250                     * %
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Michael Laupper (7)                            525,000                     * %
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Hillcrest Avenue LLC                        52,442,347 (8)             61.86%
c/o Citco Trustees (Cayman) Limited
Corporate Centre
Windward One
West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands

All directors and officers as
 a group (six persons)                       5,159,824 (10)               5.97%

* Represents less than 1% of the 84,774,525 shares outstanding as of November 27, 2001.

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.
(2) Includes (i) 37,500 shares owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him;
         (ii) 460,324 shares owned indirectly by Ruedi G. Laupper through Tomlinson Holding Inc., a corporation which is wholly owned by him,
         (iii) 12,000 shares which may be acquired upon exercise of immediately exercisable options, which options are owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him and (iv) an additional 156,250 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999 as well as (v) an additional 350,000 options issued December 27, 2000.

(3) Includes 175,000 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999.
(4) Includes 68,750 shares which may be acquired upon exercise of balance of immediately exercisable options.
(5) Includes 193,750 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999 as well as an additional 250,000 options issued December 27, 2000.
(6) Includes 31,250 shares which may be acquired upon exercise of immediately exercisable options issued in October 1999 as well as an additional 20,000 options issued December 27, 2000.
(7) Includes 100,000 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999 as well as an additional 250,000 options issued December 27, 2000.
(8) In accordance with terms and conditions of Exchange Agreement entered into on December 29, 2000, Hillcrest Avenue LLC ("Hillcrest") is by and far the single largest stockholder of Swissray. Notwithstanding such statement and in accordance with terms and conditions of Shareholders Agreement, Swissray's President, Ruedi G. Laupper, has sole voting rights with respect to those shares owned by Hillcrest without any limitation thereon (excepting as set forth in aforesaid Shareholders Agreement) so long as same are owned by Hillcrest. Hillcrest, in turn, and notwithstanding the fact that those shares owned by it were registered, could not sell any of such shares until July 1, 2001. See also footnote 9 hereto. Hillcrest is managed and directed by Navigator Management Ltd., its sole director. Voting control of Hillcrest's shares is exercised by Livingstone Asset Management Limited, a Bahamas company controlled by David Sims.
(9) When taking into account the number of shares owned beneficially by Ruedi G. Laupper (2,772,824) as well as those Hillcrest owned Company shares over which he exercises voting control (as indicated in footnote 8 above) Ruedi G. Laupper exercises voting control over approximately 65.13% of all voting shares as of November 27, 2001.
(10)     Includes 1,607,000 shares issuable upon option exercise.

Settlement of Dispute With Liviakis Financial Communications, Inc. ("LFC")

         Those SRMI shares of common stock issued to LFC in accordance with two Consulting Agreements heretofore entered into between the parties had been the subject of dispute for quite some time. Summarized information with respect to such Consulting Agreements appears in SRMI's 10-K for fiscal year ended June 30, 2001 at Item 1 thereto entitled "Business - Consulting Agreements with LFC" and reference is made thereto with respect to the various terms and conditions contained therein. These Agreements have since terminated and there is no present relationship between SRMI and LFC other than by virtue of LFC's ownership of SRMI securities. In early November 2001 the parties negotiated a settlement to this dispute whereby LFC waived its rights to 526,000 of the 3,526,000 shares previously issued to it in accordance with the aforesaid Consulting Agreements and all claims between them are now resolved.

The Hillcrest Transaction

         The Hillcrest transaction was the subject of a Registration Statement filed on February 20, 2001under SEC File No. 333-55898 for purposes of registering those 52,442,347 SRMI shares then owned by Hillcrest, which shares were issued to Hillcrest as follows: (a) 25,957,155 shares of common stock issued in exchange for cancellation of issued and outstanding convertible debentures, (b) 21,746,506 shares issued in exchange for cancellation of Series A Preferred Stock and an additional (c) 4,738,686 shares issued in exchange for cancellation of certain promissory notes. This number of shares represents the approximate number of shares that otherwise would have had to be issued to the holders of the convertible debentures, Series A Preferred Stock and certain promissory notes on the date of the issuance of shares to Hillcrest when taking into account interest on and penalties incurred on these instruments. The Hillcrest Agreement (which consisted of an Exchange Agreement, a Registration Rights Agreement and a Shareholders Agreement - each dated December 29, 2000) was filed with the SEC on January 12, 2001 as an exhibit to SRMI's Form 8-K. The voting rights which SRMI's President has relate to standard corporate matters over which stockholder approval is sought and include SRMI's President's right to vote such shares in his sole discretion so as to continue to maintain his current position(s) with SRMI and so as to give SRMI's President the right to vote such shares in such manner as he may choose and in his sole discretion at all SRMI shareholder meetings. This voting right is limited by certain specifically set forth exclusions, as follows:

         (a) Any merger, acquisition, tender offer or other form of business combination or recapitalization involving the Corporation or the sale of all, or substantially all, of the assets of the Corporation, or the sale or other pledge or transfer by the Corporation of any of its shares of Common Stock.
         (b) Any assumption of indebtedness for borrowed money by the Corporation, any entry by the Corporation into a leveraged lease or similar arrangement, or any pledge of or creation of any lien (other than immaterial statutory liens) of any assets of the Corporation; provided the Corporation may from time to time borrow cash from either shareholder or their respective affiliates for working capital purposes in an amount not to exceed $500,000. The provisions in this paragraph 2.2b(b) are limited to matters conducted by the Corporation that are not in the ordinary course of business and that exceed $1,000,000 in the aggregate.
         (c) The assumption or guarantee of payment of any debt owed by another person or entity, or the performance of any contract or other obligation made by another person or entity. The provisions in this paragraph 2.2b(c) are limited to matters conducted by the Corporation that are not in the ordinary course of business and that exceed $1,000,000 in the aggregate.
         (d) Any amendment to or restatement of the by-laws or certificate of incorporation of the Corporation.
         (e) The issuance of more than 10% of the then outstanding Common Stock in any transaction or series of related transactions.
         (f) The acquisition (which by purchase, license or lease) by the Corporation in a single transaction or related transaction of assets (including rights to technology) outside the ordinary course of business and having a value in excess of $1,000,000 (other than in connection with the stocking of inventory, parts, supplies or goods held for resale to customers).
         (g) Any action or inaction which could cause the Corporation to be treated as a partnership under the Internal Revenue Code of 1986, as amended, or classified as an investment company under the Investment Company Act of 1940.
         (h) The appointment of the directors of the Corporation or the removal of directors of the Corporation for any reason (other than for cause) limited however to appointment or removal of persons who do not currently serve on Corporation's Board of Directors or as officers of the Corporation.
         (i) The entry into any contract or arrangement which would obligate the Corporation to make payments under or expend funds therefor in excess of $1,000,000, not in the ordinary course of business.
         (j) The voluntary filing by the Corporation or other subsidiary of the Corporation of a petition in bankruptcy or other liquidation or assignment for the benefit of creditors, or any decision not to challenge and to seek prompt dismissal of an involuntary petition in bankruptcy, liquidation or assignment filed against the Corporation, or any subsidiary of the Corporation.

         As indicated in footnote 8 above, Hillcrest is managed and directed by Navigator Management Ltd., its sole director. Voting control of Hillcrest shares is exercised by Livingstone Asset Management Limited, which is controlled by David Sims. Mr. Sims has no relationship with SRMI other than as indicated in the preceding sentence. Mr. Sims had a similar relationship with SRMI by virtue of having had similar control over approximately 31% of Company outstanding shares as of August 8, 2000 as relates to certain former SRMI Selling Shareholders when including those shares owned by such entities as well as those additional shares beneficially owned by virtue of such entities right to acquire same within 60 days from August 8, 2000. When excluding those additional shares which may be acquired within 60 days such beneficial ownership was reduced to approximately 8% - all as set forth and indicated in a prior SRMI Registration Statement under SEC File No. 333-59829 as declared effective August 14, 2000.

         SRMI has been advised that Mr. Sims personally does not own any shares of SRMI common stock (of record or beneficially) through any of the Selling Shareholders indicated in Registration Statement 333-55898 or otherwise.

         As indicated under "Security Ownership of Certain Beneficial Owners and Management" Hillcrest, as of the November 27, 2001 record date owns 52,442,347 shares represents approximately 61.86% of all outstanding Company Common Stock. Hillcrest has indicated its intention to vote in favor of all stockholder proposals indicated in this Proxy Statement and, accordingly, other stockholders' votes may not have any substantive effective. Management nevertheless desires that each Company stockholder express his or her opinion through the voting process and has agreed that any affirmative vote (in favor of one or more of the proposals), at this Annual Meeting, shall not be used by the Company as a defense to any stockholder suit that may arise on some future date.

         The Company did not play any role in the transaction whereby Hillcrest became the owner of those shares indicated in the first paragraph of this subsection other than not raising any objections to such assignments to Hillcrest and other than having Hillcrest agree (a) not to sell any of such shares for a period of six months from date of issuance and (b) to permit the Company's President to vote such shares as heretofore indicated. The Company did not receive any consideration for combining all of these shares into the control of Hillcrest other than as indicated in this paragraph.

         As a result of the issuance to Hillcrest of 52,442,347 shares on December 29, 2000, total shares of Common Stock increased to 83,767,129.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The directors are elected annually by the stockholders of the Company. The By-laws of the Company provide that the number of directors shall be no less than three or more than seven unless and until otherwise determined by vote of a majority of the entire Board of Directors. In accordance therewith, a total of five persons have been designated by the Board of Directors as nominees for election at the Annual Meeting and are being presented to the stockholders for election. The directors to be elected at the Annual Meeting shall be determined by a majority vote of the shares present in person or by proxy, entitled to vote at the Annual Meeting.

         The By-Laws of the Company permit the Board of Directors by a majority vote, between annual meetings of the stockholders, to increase the number of directors and to appoint qualified persons to fill the vacancies created thereby.

         The persons named below are being proposed as nominees for election as directors for the term expiring at the next annual meeting currently intended to be held in late 2002, and until their successors are elected and qualify. Each nominee is currently a director of the Company. The persons named in the enclosed proxy intend to vote for such nominees for election as directors, but if the nominees should be unable to serve, proxies will be voted for such substitute nominees as shall be designated by the Board of Directors to replace such nominees. It is believed that each nominee will be available for election. The names of the nominees for election and certain information as to each of them are as follows:


                                                     Principal Occupation
                                                       During Past Five           Number of Common         Percentage
                                                     Years Or More and Director  Shares Beneficially       of Shares
Name                              Birth     Other Directorships         Since     Owned on 10/19/01        Outstanding
----                       ------------     -------------------        -------- --------------------       -----------

Ruedi G. Laupper               4-22-50           See below             1995             (a)                    3.86%
Josef Laupper                  7-22-45           See below             1995             (a)                    ___ %
Dr. Erwin Zimmerli             7-22-47           See below             1995             (a)                        %
Ueli Laupper                   4-04-70           See below             1997             (a)                        %
Dr. Sc. Dov Maor               12-6-46           See below             1998             (a)                        %


(a) The information under this caption regarding ownership of securities is based upon statements by the individual nominees, directors, and officers as reported and reflected hereinabove under the section entitled "Security Ownership of Certain Beneficial Owners and Management".

* Represents less than 1% of the 84,774,525 shares outstanding as of November 27, 2001.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTOR

Nominees

         The following information is submitted concerning the nominees for election as directors:

         Ruedi G. Laupper has been President, Chief Executive Officer and a director of the Registrant since May 1995 and Chairman of the Board of Directors since March 1997. In addition, he is Chairman of the Board of Directors and President of the Company's principal operating subsidiaries. Ruedi G. Laupper is the founder of the predecessors of the Company and was Chief Executive Officer of SR Medical AG from its inception in June 1988 until May 1995. He has approximately 23 years of experience in the field of radiology. Ruedi G. Laupper is the brother of Josef Laupper and the father of Ueli and Michael Laupper.

         Josef Laupper has been Secretary, Treasurer (until January 1998 and recommencing January 1999) and a director of the Registrant since May 1995 (with the exception of not having served as Secretary from December 23, 1997 to February 23, 1998). He has held comparable positions with SR Medical Holding AG, SR Medical AG, and their respective predecessors since 1990. He is principally in charge of the Company's administration. Josef Laupper has approximately 19 years of experience within the medical device business.

         Ueli Laupper has overall Company responsibilities in the area of international marketing and sales with approximately eight years of experience within the international X-ray market. He has been a Vice President of the Company since March 1997 and a director of the Registrant since March 1997. He was Chief Executive Officer of SR Medical AG from July 1995 until June 30, 1997 having previously been employed by the Company from January 1993 to July 1995 as Export Manager. Since the beginning of July 1998 he has been in charge of the Company's U.S. operations and currently serves as CEO of both Swissray America Inc. since its formation in September 1998 and Swissray Healthcare, Inc.

         Dr. Erwin Zimmerli has been a director of the Registrant since May 1995 and, since March 1998, a member of the Registrant's Independent Audit Committee. Since receiving his Ph.D. degree in law and economics from the University of St. Gall, Switzerland in 1979, Dr. Zimmerli has served as head of the White Collar Crime Department of the Zurich State Police (1980-86), as an expert of a Swiss Parliamentary Commission for penal law and Lecturer at the Universities of St. Gall and Zurich (1980-87), Vice President of an accounting firm (1987-1990) and Executive Vice President of a multinational aviation company (1990-92). Since 1992 he has been actively engaged in various independent consulting capacities primarily within the Swiss legal community.

         Dr. Sc. Dov Maor, was appointed as a member of the Registrant's Board of Directors and a member of its Independent Audit Committee effective March 26,
1998.   Dr. Sc. Dov Maor currently holds the position of Vice President for
Technology with ELBIT Medical Imaging, Haifa.  Dr. Sc. Dov

Maor is well experienced in the field of Nuclear Medicine and medical imaging and has been employed for over 10 years in a leading position in Research & Development. Additionally, he was working in conjunction with the Max Planck Institute for Nuclear Physics in Heidelberg within his field of experience. In addition to his technical knowledge, Dr. Sc. Dov Maor is experienced in the commercial sector of the industry.

Vote Required for Approval

         The five nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
               FOR EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS


Compensation of Directors

         Directors of the Company receive $10,000 annually for serving as directors except for Josef Laupper, who receives $12,000 and Ruedi G. Laupper, the Chairman of the Board of Directors, who receives $15,000.

Board and Committee Meetings

         During the fiscal year which ended June 30, 2001, there were eight meetings of the Board of Directors. All of the incumbent directors attended six of such meetings while four of the five Board members attended the other two meetings. The Board of Directors does not currently have a standing nominating nor compensation committee or any committee or committees performing similar functions. It established an independent audit committee effective as of March 26, 1998. The Board of Directors has performed all of the functions that might otherwise be performed by such committees (excepting for the aforesaid independent audit committee).

         The aforesaid independent audit committee was established so as to comply with maintenance standards for the Nasdaq SmallCap Market, on which the Company's Common Stock was quoted until delisting on October 26, 1998. For certain information with respect to such delisting reference is herewith made to the accompanying 2001 Annual Report to Stockholders and in particular to subsection (d) to "Market Information" entitled "NASDAQ Delisting".

Audit Committee

         The Company established an Independent Audit Committee on March 26, 1998 whose members consisted of and still consist of Dr. Erwin Zimmerli and Dr. Sc. Dov Maor, each of whom are nominees to the Company's Board of Directors. SRMI's Board has not adopted a written charter for the Audit Committee. Its aforesaid members may be deemed independent as determined by NASD Rule 4200(a)(15), Such Audit Committee reviewed and discussed SRMI's audited financial statements for fiscal year ended June 30, 2001 with management and also discussed with SRMI's independent auditors those matters required to be discussed by SAS 61 and received the written disclosure and letter from such independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the latter's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in SRMI's Annual Report on Form 10-K for fiscal year ended June 30, 2001 for filing with the SEC.

                               EXECUTIVE OFFICERS


         The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the discretion of the Board of Directors. Information concerning each executive officer's age, position and certain other information with respect to each executive officer can be found herein under the section entitled "Election of Directors" excepting for information with respect to Michael Laupper (who serves as a Company officer) which summarized information is as follows:

         Michael Laupper (born 11-19-72) assumed the position of Interim Chief Financial Officer of the Company effective January 1, 1999, having previously worked in conjunction with the Company's former CFO and has been the Company's CFO since August 1999. Michael Laupper completed his commercial education in the chemical industry in 1991 in Switzerland and has additionally completed studies in finance and accounting (in the United States during 1996-97). He has served the Company in various management positions at SR Management AG and SR Medical AG, Company subsidiaries since 1999 and prior to assuming his current position.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth certain information for the years ended June 30, 1999, 2000 and 2001 concerning the cash and non-cash compensation earned by or awarded to the Chief Executive Officer of the Registrant and the three other most highly compensated executive officers of the Registrant as of June 30, 2001 (the "Named Executive Officers").


                                            Annual Compensation                       Long-Term Compensation
                                            -------------------                      ------------------------
                                    Fiscal                          Other Annual      Stock       All Other
Name and Principal Position          Year   Salary      Bonus       Compensation     Options     Compensation
---------------------------         -----   --------    -----       ------------     -------     ------------
Ruedi G. Laupper                    2001    $228,109    -----       $15,000           45,220(5)     ---
  President and Chief Executive     2000    $200,878    -----       $695,625(1)(3)   181,250(4)     ---
  Officer, Chairman of the          1999    $194,121   $8,377       $4,335,000(1)(2) -------        ---
  Board of Directors
Josef Laupper                       2001    $102,693    -----       $12,000  _        12,920(5)     ---
  Secretary, Treasurer              2000    $109,468    -----       $383,250(1)(3)   200,000(4)     ---
                                    1999    $ 83,566   $6,494       $12,000 (1)                     ---

Ueli Laupper                        2001    $120,401    -----       $10,000           32,300(5)     ___
  Vice President International      2000    $114,494    -----       $628,750(1)(3)   218,750(4)     ---
  Sales                             1999    $ 94,924   $7,077       $10,000 (1)                     ---

Michael Laupper                     2001    $113,991    -----       $--               32,300(5)     ---
  Chief Financial Officer           2000    $ 80,600    -----       $371,250(5)      125,000(4)     ---


(1)      Fees for service on the Board of Directors of the Company.
(2) Dollar value assigned to the 2,000,000 shares of Common Stock issued for relinquishment of EBIT bonus based upon Board members agreement that such price would be based upon 90% of bid price at the time proposal was initially made, i.e., 90% of the $2.40 average price on June 30, 1999 - the date of the Board of Directors meeting.
(3)      Includes 275,000, 150,000, 250,000 and 150,000 shares of common stock issued to Ruedi G. Laupper, Josef Laupper, Ueli Laupper and Michael Laupper respectively, all of which shares were valued at $2.475 per share.
(4)      See "Stock Option Grants in Fiscal Year Ended June 30, 2001".

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         The following sets forth certain information concerning the grant of options to purchase shares of the Common Stock to each of the executive officers of the Registrant, as well as certain information concerning the exercise and value of such stock options for each of such individuals. Options generally become exercisable upon issuance and expire no later than ten years from the date of grant.

             STOCK OPTION GRANTS IN FISCAL YEAR ENDED JUNE 30, 2001

         With respect to the named Executive Officers there were no granting of stock options under either the Company's 1996, 1997, 1999, 2000 or 2001 Stock Option Plans (the "Plans") during fiscal year ended June 30, 2001 excepting for options granted (December 27, 2000 when the closing bid price was $0.35) as follows: (a) From the 1999 Plan - Michael Laupper, Dov Maor and Erwin Zimmerli, 41,000, 20,000 and 30,000 options respectively and (b) from the 2000 Plan - Ruedi G. Laupper, Josef Laupper, Ueli Laupper and Michael Laupper, 350,000, 100,000, 250,000 and 209,000 options respectively. All of such options are exercisable at $0.35 per share for a period of two years. With respect to information regarding option exercise reference is made to the Company's Form 10-K for fiscal year ended June 30, 2001.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                       Number Of       Percent Of
                      Securities     Total Options/
                      Underlying      SARs Granted     Exercise Or
                     Options/SARs     To Employees      Base Price
     Name             Granted (#)    In Fiscal Year      ($/Sh)        Expiration Date

Ruedi G. Laupper        350,000            14%           $0.35         December 26, 2002
Josef Laupper           100,000             4%           $0.35         December 26, 2002
Ueli Laupper            250,000            10%           $0.35         December 26, 2002
Michael Laupper         250,000            10%           $0.35         December 26, 2002

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES


                          Number Of Securities            Value Of Unexercised
                         Underlying Unexercised           In-The-Money Options
                     Options At Fiscal Year-End (#)      At Fiscal Year-End ($)
     Name             Exercisable/Unexercisable        Exercisable/Unexercisable

Ruedi G. Laupper             506,250/0                         $475,875/0
Josef Laupper                275,000/0                         $258,500/0
Ueli Laupper                 443,750/0                         $417,125/0
Michael Laupper              300,000/0                         $282,000/0


         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION included herein shall not be incorporated by reference into any such filings.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Board of Directors, the members of which are Ruedi G. Laupper, Josef Laupper, Ueli Laupper, Erwin Zimmerli and Dov Maor, has furnished the following report on executive compensation: To: The Stockholders of SWISSRAY International, Inc.

         The Corporation's executive compensation is supervised by the Board of Directors. Compensation paid to the Company's executive officers, including the Company's President, Chief Executive Officer and Chairman of the Board of Directors, is intended to reflect the responsibility associated with each executives position, the past performance of the specific executive and the goals of management. To the extent practicable, the Board has established certain principals (applying equally to the Company's President and all other executive officers) so as to provide the frame work for the Company's compensation program.

Such principals involve offering a competitive compensation package that will attract the best talent to the Company; motivate individuals to perform at their highest levels; reward outstanding achievement; and retain those individuals with the leadership abilities and skills necessary to achieve Company objectives and long-term stockholder value. In that respect the Board attempts to evaluate the Company's performance relative to its competitors and its progress towards achieving both short and long term business goals.

         With these generalized principals in mind the Board's goal is to develop executive compensation policies and programs (taking into account available resources) which are consistent with the strategic objectives of growing the Company's business and maximizing stockholder value.

         The Board believes that, amongst other factors, enhancing revenue growth and improving cash flows should be recognized when considering compensation levels as well as any significant improvements in overall effectiveness, productivity and/or return on investment.


         Base salaries for executives (including the Company's President) are set at levels (where practicable and where funds are available) which are intended to reflect the competitive marketplace for companies that are of comparable size and complexity that would be considered competitors in attracting and retaining quality executives as well as upon job responsibilities, level of experience, overall business performance and individual contributions to the Company. Salaries of the named officers (including the Company's President) are reviewed with an assessment made of each executive's performance. The Board believes that leadership and motivation of the Company's executives (especially its President) are critical to establishing the Company's goal towards preeminence both in the marketplace (as same relates to its ddR- Systems) and as a long term investment for stockholders. The employment agreements for Ruedi Laupper, Josef Laupper, Ueli Laupper and Michael Laupper set salary levels which attempt to adequately compensate these individuals with salaries that are commensurate with their abilities and are comparable to those paid by competitors within the industry. Such salaries are, however, limited, to an extent, by availability of Company resources (without creating material cash flow difficulties).


         The factors and criteria upon which the Company's Chief Executive Officer's ("CEO") compensation is based are as indicated above. Such factors are not directly related (by any set formula or otherwise) to the results of the Company's performance but rather are related to the responsibilities assumed and efforts extended by the Company's President for and on behalf of the Company so as to enable the Company to achieve its long term objectives. Such objectives relate primarily to the attempt to achieve and maintain preeminence in the direct digital radiography industry. Where directors believe that sufficient funds are not immediately available to compensate the Company's CEO in the manner intended and referred to in the preceding paragraph, the Board may authorize the issuance of restrictive common stock of the Company and/or options to purchase shares and/or some combination thereof, i.e. to reward such President's efforts.

         The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. Accordingly, Ruedi G. Laupper's compensation was not specifically tied to any measures of return on equity or earnings targets.

         The foregoing report has been furnished by:

                                                     Ruedi G. Laupper
                                                     Joseph Laupper
                                                     Ueli Laupper
                                                     Erwin Zimmerli
                                                     Dov Maor

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock with the cumulative total return (including reinvested dividends) of the Nasdaq Composite

Index and the Standard & Poor's 500 Index, for the period commencing June 1, 1995, when the Company as registered under Section 12 of the Securities Exchange Act of 1934, as amended, and the Company's Common Stock began publicly trading and ending June 30, 2001. The graph is based on an initial investment of $100.

                        Stock Performance Graph and Table
                             Comparison of Five-Year
                         Cumulative Total Returns Among
              SWISSRAY International, Inc., Nasdaq Composite Index
                                and S&P 500 Index

                          SWISSRAY
Measurement Period       International,   Nasdaq Composite   Standard & Poor's
(Fiscal Year Covered)        Inc.             Index              500 Index
---------------------   ----------------  ---------------   --------------------
June 30, 1995               100.00            100.00               100.00
June 30, 1996               100.00            101.00               109.00
June 30, 1997                50.00            177.76               161.32
June 30, 1998                15.50            211.53               174.23
June 30, 1999                22.32            279.23               235.20
June 30, 2000                25.22            443.97               254.02
June 30, 2001                 8.58            239.74               213.38


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company had no Compensation Committee during the last completed fiscal year. The Corporation's executive compensation was supervised by all members of the Company's Board of Directors and the following directors were concurrently officers of the Company in the following capacities: Ruedi G. Laupper (Chairman of the Board of Directors, President and Chief Executive Officer); Josef Laupper (Secretary, Treasurer and director) and Ueli Laupper (Vice President and director). No executive officer of the Company served as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors.

         While the Company did not issue any shares of its Common Stock to any of its officers during fiscal year ended June 30, 1998 it did issue 48,259 shares of Common Stock to a company controlled by Ruedi G. Laupper pursuant to an agreement between Ruedi G. Laupper and the Company in consideration of Mr. Laupper's agreement to cancellation of 160,863 post split shares of Common Stock held by Ruedi G. Laupper or companies controlled by him.

         The Company did not issue any shares of its Common Stock to any of its officers during fiscal year ended June 30, 1999 excepting for the issuance of 2,000,000 restrictive shares to Ruedi G. Laupper in exchange for and in consideration of cancellation of certain bonus provisions contained in employment contract. With respect to shares of common stock issued to officers and directors during fiscal year ended June 30, 2000 see "Certain Transactions" hereinafter.

                                  BENEFIT PLANS

         The Swiss and German Subsidiaries, mandated by government regulations, are required to contribute approximately five (5%) percent of eligible, as defined, employees' salaries into a government pension plan. The subsidiaries also contribute approximately five (5%) percent of eligible employee salaries into a private pension plan. Total contributions charged to operations for the years ended June 30, 2001, 2000 and 1999, were $654,837, $475,176 and $509,959 respectively.

                              CERTAIN TRANSACTIONS

         Reference is herewith made to Compensation Committee Interlocks and Insider Participation, second and third paragraphs regarding (a) 48,259 restrictive shares of Company common stock issued to its President during fiscal year ended June 30, 1998 and (b) 2,000,000 restrictive shares issued to its President during fiscal year ended June 30, 1999. With respect to both transactions referred to herein the Company's Board determined same to be as fair to the Company as could have been made with unaffiliated parties and both of such transactions were unanimously approved by its Board with the Company's President abstaining from voting.

         Subsequent to June 30, 1999 year end, 497,824 restrictive shares of Company common stock were issued to corporations controlled by the Company's President in consideration of his pledging as collateral (and subsequently forfeiting) shares of Company common stock owned by corporations controlled by him in order to enable the Company to obtain financing.

         During October of 1999 and in accordance with unanimous Board approval the Company issued an aggregate of 875,000 shares to certain of its officers and/or directors as consideration for services rendered as per Board resolution. Such shares were issued as follows:

                                                                     No. Of
         Name                       Position                          Shares
         ----------------           ---------------------             -------
         Ruedi G. Laupper           Chairman, President &             275,000
                                    Chief Executive
                                    Officer
         Josef Laupper              Secretary, Treasurer              150,000
                                    & a Director
         Michael Laupper            Chief Financial Officer,          150,000
                                    Controller
         Ueli Laupper               Vice President & a                250,000
                                    Director
         Erwin Zimmerli             Director                           50,000

         See also Stock Option Grants in Fiscal Year Ended June 30, 2000 and 2001 with regard to options granted to officers and directors during such fiscal years.

           PROPOSAL NO. 2 - PROPOSAL TO RATIFY THE BOARD OF DIRECTORS'
                    SELECTION OF FELDMAN SHERB & CO., P.C. AS
                      INDEPENDENT AUDITORS FOR THE COMPANY

         On November 6, 1998 the Board of Directors initially selected Feldman Sherb Horowitz & Co., P.C. as the Company's auditors for the fiscal years ending June 30, 1998 and 1999. Feldman Sherb Horowitz & Co., P.C. (known as Feldman Sherb & Co., P.C. since June 1, 2000 and hereinafter referred to as "Feldman Sherb"), has audited the books, records and accounts of the Company for the fiscal years ended June 30, 1998, 1999, 2000 and 2001. Representatives of Feldman Sherb are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so choose and will be available to respond to appropriate questions.

Audit Firm Fee Summary

         During fiscal 2001, the Company retained Feldman Sherb & Co., P.C. to provide services in the following categories and amounts:

Audit Fees

         Feldman Sherb & Co., P.C. billed the Company an aggregate of $136,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and financial statements included in each of the Company's quarterly reports on Form 10-Q during the fiscal year ended June 30, 2001.

Financial Information Systems Design and Implementation Fees

         The Company did not engage Feldman Sherb & Co., P.C. for professional services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

Other Fees

         Feldman Sherb & Co., P.C. billed the Company an aggregate of $15,000 in fees for professional services related to tax compliance. The Company did not engage Feldman Sherb & Co., P.C. for professional services related to consulting services for the fiscal year ended June 30, 2001.

Vote Required for Approval

         Ratification of the selection of Feldman Sherb & Co., P.C. as independent public accountants will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
          VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB
              & CO., P.C. AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE
         COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR
                              ENDED JUNE 30, 2002.


               PROPOSAL NO. 3 - INCREASE THE AUTHORIZED SHARES OF
                COMMON STOCK OF THE COMPANY BY 50,000,000 SHARES

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for an increase of the number of shares of Common Stock which the Company shall be authorized to issue from 100,000,000 to 150,000,000.

Shares Currently Outstanding and Reserved for Issuance

         As of the close of business on November 27, 2001 there were 84,774,525 shares of Common Stock outstanding. In addition the Company currently has reserved (i) up to 726,500 shares of Common Stock for issuance upon the exercise of certain warrants that are outstanding and (ii) up to 7,914,750 shares of Common Stock for issuance upon the exercise of options in accordance with terms and provisions contained in the Company's 1996, 1997, 1999, 2000 and 2001 Non-Statutory Stock Option Plans.

         The range of the exercise prices of the warrants and options referred to above is from $0.375 to $2.625.

         As of November 27, 2001 the Company had reserved for issuance and has obligations for the issuance of approximately 8,641,250 shares of Common Stock.

         Accordingly, as of November 27, 2001 (i) the number of shares of Common Stock issued plus the number of shares of Common Stock reserved for issuance and obligated for issuance is quite close to the number of shares of Common Stock available for issuance and (ii) there are relatively few additional shares of Common Stock available for issuance in connection with any potential future financings and/or for any other matters.

Shares Issued for Financing/Capital Raising

         In the past the Company had raised capital to furnish its proposed growth primarily through the sale and issuance of shares of Company Common Stock for cash primarily by means of debt financing through issuance of convertible debentures. See also "The Hillcrest Transaction". Due to the fact that a significant percentage of authorized shares have been issued as referred to above (and a further 8,641,250 shares reserved for issuance pursuant to warrants and Non-Statutory Stock Option Plans), the number of authorized, non-designated or reserved shares of Common Stock to be available for issuance by the Company in the future (for financing purposes or otherwise) necessitates an increase in authorized shares. Hence, much of the Company's flexibility with respect to possible future stock splits, equity and/or debt financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock would otherwise be lost absent an increase in authorized shares.

Past and Current Consultants

         Included in those shares reserved for issuance are an aggregate of 500,000 shares which may be issued to Redington Inc. ("Redington") in accordance with Agreement entered into with Redington which commenced on March 1, 2001 and which expires on February 28, 2002. Redington, a Fairfield, Connecticut based firm works with emerging technology companies and has agreed to perform investor relations services with a view toward improving shareholder relations and increasing corporate awareness in the financial community; such services to include national awareness programs designed to articulate the unique advantages of the Company's line of ddR Systems and to help investors to better understand the potential market opportunities for this technology. In furtherance of the foregoing, Redington agreed to produce and distribute a document entitled "SWISSRAY At A Glance", which consists of a one page two sided summary (in columnar form) of the Company's strategy and business goals written primarily for retail consumption and has also agreed to organize market "road shows" in designated relatively large cities so as to introduce the Company and its products to the investment community. A warrant to purchase up to 100,000 shares at $0.438 per share was issued on March 16, 2001 and remains unexercised. Further warrants to purchase up to an additional 400,000 shares at market price on date of issuance have not as yet been issued and will not be issued until such time, if ever, as certain defined trading price goals set forth in the aforesaid Agreement are achieved as follows: 100,000 warrants to be issued if and when, Company Common Stock bid price reaches $1.50, 100,000 warrants to be issued if and when, Company Common Stock bid price reaches $2.00, 100,000 warrants to be issued if and when, Company Common Stock bid price reaches $3.00 and 100,000 warrants to be issued if and when, Company Common Stock bid price reaches $4.00. Based upon current and recent bid prices it currently appears unlikely that these defined trading price goals will be achieved within the foreseeable future. The Company has not current plans or arrangements or obligations to issue any further warrants, options or shares to Redington.

         The Company previously issued an aggregate of 4,326,000 shares of its Common Stock pursuant to consulting agreements entered into with Rolcan Finance Ltd. ("Rolcan") - 800,000 shares and Liviakis Financial Communications, Inc. ("LFC") - 3,526,000 shares. The Rolcan agreement expired September 29, 2000 and was not renewed while the LFC agreement expired March 28, 2001 and was not renewed and as heretofore indicated under the heading "Settlement of Dispute with Liviakis Financial Communications, Inc." LFC waived its rights to 526,000 of the aforesaid 3,526,000 shares.

         As heretofore indicated in the Company's Proxy Statement for its 1999 Annual Meeting of Stockholders held on July 12, 2000, NASDAQ had previously taken serious issue with certain issuances of the Company's Common Stock without the Company obtaining stockholder approval therefore in arriving at its delisting determination. Such subjective determination related to the NASDAQ Panel's opinion that shareholder approval should have been obtained prior to the Company's issuance (a) on July 6, 1999 of 2,000,000 restricted shares of its Common Stock to its President for and in consideration of his waiving certain rights to performance based bonuses then contained in his employment agreement with the Company and (b) of 3,000,000 shares of its Common Stock to Liviakis Financial Communications, Inc. (the latter of which exceeded 20% of total outstanding shares and which was priced below market). Notwithstanding the fact that the Company was not on NASDAQ at the time of security issuance, the Panel indicated that NASDAQ corporate governance rules make specific provisions permitting review of Company activities on a case by case basis even while its securities are not listed on NASDAQ. Further the NASDAQ Panel indicated in a November 1999 letter to the Company that it believed that (a) since October 1998 the Company has demonstrated a continued disregard for existing shareholders' rights raising public interest concerns pursuant to certain designated NASDAQ Marketplace Rules and has exhibited preferential treatment to its insiders creating an overall dilutive effect on outstanding shareholders' interests without their prior approval and (b) that such actions demonstrated (in the Panel's belief) Company disregard for shareholders' rights. NASDAQ further found that the consolidation of 41% of voting power with the Company's President (as a result of the Company's President having voting rights over those shares owned by LFC) through transactions that could not have been made without shareholder approval while the Company was traded on NASDAQ was a further adverse development (even though the Company's securities were not traded on NASDAQ at the time of issuance). Management disagreed with the subjective determination made by NASDAQ as described herein and at its July 12, 2000 Annual Meeting sought and obtained shareholder ratification with respect to issuance of 2,000,000 shares to its President notwithstanding the fact that NASDAQ had previously indicated and remained of the opinion that shareholder ratification (i.e., approval after the fact) is not an adequate remedy to marketplace stockholder approval violations.

Reasons for Board Recommendation

         The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to insure that a sufficient number of authorized and unissued shares is available (i) to raise additional capital for the operations of the Company, if and when needed and (ii) for the financing of the acquisition of any businesses if the opportunities therefore were to occur in the future. As of the date hereof, the Company has no plans or arrangements for the issuance of any additional shares of Common Stock proposed to be authorized. Assuming stockholder approval of this Proposal and if the opportunity arises in the future, such newly authorized shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation, its By-laws and/or by any regulatory agency having authority over the Company's activities. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to this proposal have any preemptive rights.

         Notwithstanding the fact that, as heretofore indicated, the Company has no current plans for the issuance of the additional shares of Common Stock proposed to be authorized if such proposal is approved by the stockholders, no assurance can be given that the Company will not consider effecting an equity and/or debt offering of Common Stock or otherwise issuing such stock in the future for the purpose of raising additional working capital, acquiring businesses or assets or otherwise.

         Management does not currently envision the need to continue to raise funds through issuance of securities in order to continue operations and has no intention to issue either Preferred Stock or debentures convertible into Common Stock without a minimum (or "floor") conversion price.

Possible Effects of Additonal Share Issuance

         The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present shareholders, would reduce such present shareholders' ability to influence the election of directors or any other action taken by the holders of Common Stock.

         The authorization to issue the additional shares of Common Stock would provide management with the capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. This proposal is not the result of management's knowledge of any specific effort to accumulate shares of the Company's Common Stock or to obtain control of the Company in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors. The submission of this proposal is not part of any plan by the Company's management to adopt a series of amendments to the Certificate of Incorporation or By-laws so as to render the takeover of the Company more difficult. See also section entitled "Security Ownership of Certain Beneficial Owners and Management" which indicates ownership of in excess of 60% of all outstanding Company Common Stock by a single entity - Hillcrest Avenue LLC.

Preferred Stock Summary

         In accordance with stockholder approval received at Annual Meeting of Stockholders held July 23, 1999, the Company amended its Certificate of Incorporation pursuant to which it now is authorized to issue up to 1,000,000 shares of Preferred Stock, par value $.01 per share. None of such shares are currently outstanding. An aggregate of 6,932 of the aforesaid 1,000,000 shares of Preferred Stock were issued and designated as Series A Preferred but have since been canceled in their entirety. When issued such shares were referred to as "penalty" damages issued as a result of the Company not having effectuated an effective Registration Statement within the time frame agreed to with its investor/financing participants as indicated in financing documents and in particular those documents entitled "Registration Rights Agreement".

         The designations, preferences, conversion rights, cumulative, relative, participating, option or other rights including voting rights, qualifications, limitations or restrictions thereof of the Preferred Stock has not, as yet, been determined by the Board of Directors excepting for the aforesaid Series A Preferred referred to in Certificate of Amendment to the Company's Certificate of Incorporation as filed with the New York State Secretary of State on October 24, 2000. Thus the Board of Directors is entitled to authorize the issuance of the balance of up to 993,068 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in its sole discretion, with no further authorization by security holders required for the issuance thereof.

         The issuance of Preferred Stock could adversely affect the voting power and other rights of the holders of Common Stock. Preferred Stock may be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of the Company or make removal of management more difficult. As a result, the Board of Directors' ability to issue Preferred Stock may discourage the potential hostility of an acquirer, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquirer may result in, amongst other things, terms more favorable to the Company and its stockholders. Conversely, the issuance of Preferred Stock may adversely affect the market price of, and the voting and other rights of the holders of the Common Stock. As of the date hereof, the Board of Directors has not authorized any series of Preferred Stock (excepting for the issuance of 6,932 shares of Series A Preferred Stock referred to above), has no current plans for the issuance of shares of Preferred Stock and there are no agreements or understandings for the issuance of any shares of Preferred Stock. There are no other provisions in the Company's Articles, By-laws or otherwise which could have any anti-takeover effect.

         This proposal to increase the number of shares of Common Stock is deemed by the Company's Board to be necessary notwithstanding the fact that as recently as October 1998 shareholders had approved a 1 for 10 reverse stock split which at the time provided the Company with a significant number of authorized but not yet issued shares of Common Stock, by virtue of the fact that at the time of such stock split 46,379,820 shares were outstanding which were immediately reduced to 4,637,982 shares outstanding out of the then authorized 50,000,000 shares of Company Common Stock. Since such reverse stock split the Company has found it necessary to increase its authorized shares by 50,000,000 (to 100,000,000) in July 2000. On the date immediately preceding the reverse stock split (October 1, 1998) the closing bid price of the Company's Common Stock was $0.118 and immediately thereafter the bid price remained at approximately $1.18 per share for a period of 17 consecutive trading days and dropped below $1.00 to $0.937 on the following date. As of November 27, 2001 the closing bid price of the Company's Common Stock was $.62

Summarized Information With Respect to Capital Raising

         To date, as indicated above, the Company's primary source of capital raising has been through convertible debenture financing and to a much lesser extent through the sale of shares of Common Stock in equity financings. From August 19, 1997 to July 12, 2000 25,628,390 shares have been issued as a result of debenture conversions while 3,000,000 shares have been issued as the result of equity financings conducted from September 2, 1999 to February 18, 2000. With respect to the convertible debenture financings heretofore referred to, shares of Common Stock were issued upon conversions based primarily upon 20% discount from prevailing market price with the exception that certain debenture financings provided for issuance based upon the lesser of an 18% discount or $1.00 per share. With respect to those equity financings conducted from September 2, 1999 to July 12, 2000 which resulted in the issuance of an aggregate of 3,000,000 shares of Common Stock same was conducted in the following manner: On September 2, 1999 the Company entered into an agreement whereby an investor was given the right to purchase 1,000,000 shares at $1.00 per share (for $1,000,000) and 2,000,000 shares at $1.50 (for $3,000,000) - as long as investor purchased 1,000,000 shares on or before September 30, 1999 and further as long as it purchased at least an additional 1,000,000 shares within 60 days of the purchase of the first 1,000,000 shares. As long as the purchase requirements indicated were met (and they were) investor had the right until March 1, 2000 to purchase the balance of the unpurchased shares remaining (at the $1.50 price indicated above). On September 2, 1999 (the date of the agreement) the closing bid price on the Company's Common Stock was $2.125 per share. Accordingly, the right to purchase shares at $1.00 per share represented a 53% discount from market while the right to purchase shares at $1.50 per share represented a 29% discount from market based upon September 2, 1999 closing bid price. If the actual dates of purchase (as opposed to the September 2, 1999 agreement date) were utilized together with the closing bid price on such actual dates of purchase, the discounts from market price ranged from 45% to 80%. With respect to the February 18, 2000 sale of 333,333 shares at $3.00 per share of Common Stock, the bid price on the date of such sale was $6.375 and, accordingly, the discount from market approximated 53%.

         In addition to the above certain convertible debenture holders, holders of promissory notes and holders of Series A Preferred shares who had not converted their respective positions into shares of Company Common Stock assigned all of their rights to Hillcrest Avenue LLC ("Hillcrest"), with Hillcrest, in turn being issued an aggregate of 52,442,347 Company shares - all as more specifically described in the Company's Form 8-K with date of report of December 29, 2000 as well as in applicable sections of the Company's Form S-1 Registration Statement (SEC File No. 333-55898) as declared effective March 9, 2001.


         Since the above referenced date of July 12, 2000 (and after having taken into account the transaction referred to in the preceding paragraph) the Company has not engaged in any capital raising activities other than the fact that in December 2000 it borrowed $3,000,000 from an otherwise unaffiliated firm in accordance with the terms and conditions of a promissory note which is currently due and payable on December 29, 2001.

         If the increase in Common Stock proposal is adopted by the Company's stockholders, such proposal will become effective on the date a Certificate of Amendment is filed with the Secretary of State of the State of either New York or Delaware, dependent upon whether or not stockholders approve reincorporation from

New York to Delaware (the Company's state of incorporation). The proposed form of such Amendment to the Certificate of Incorporation is annexed hereto as Exhibit A.

Vote Required For Approval

         The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxies at the Special Meeting and entitled to vote is required to approve the increase in authorized Common Stock proposal (i.e. Proposal No. 3). If approved by the stockholders, the amendment to the Certificate of Incorporation (authorizing the increase in authorized shares of Common Stock) will become effective upon filing with the applicable Secretary of State of a Certificate of Amendment to the Company's Certificate of Incorporation (or a new Certificate of Incorporation if the Delaware reincorporation proposal is approved) which filing is expected to take place shortly after the Annual Meeting.

         The Certificate of Amendment would amend and restate Article Fourth of the Company's Certificate of Incorporation to read as follows:

                  The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is One Hundred Fifty-One Million (151,000,000), of which 150,000,000 shall be Common Stock, par value $.01 per share, and 1,000,000 shall be Preferred Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights.

         Alternatively, if both Proposals 3 and 4 (the latter of which relates to reincorporation of the Company in the State of Delaware) are approved, then the current Certificate of Incorporation shall not be amended (in New York) but rather the following action shall be taken:

         If the increase in authorized shares of Common Stock proposal is adopted by the Company's stockholders, such proposal will become effective on the date the Merger is effectuated if the Reincorporation Proposal (Proposal No.
4) is approved by the Company's stockholders (and, as aforesaid, on the date a certificate of amendment is filed in New York, the Company's state of incorporation, if the Reincorporation Proposal is not so approved).

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
         AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
                       INCREASE IN COMMON STOCK PROPOSAL.

             PROPOSAL NO. 4 - CHANGE THE STATE OF INCORPORATION FROM
                              NEW YORK TO DELAWARE

         The proposed reincorporation will be effected by the merger of the Company into a wholly-owned Delaware subsidiary of the Company organized for such purpose (interchangeably, the "Delaware Company" or the "Surviving Corporation"). The Delaware Company will be the surviving corporation in the Merger. There will be no change in the business or properties of the Company and the Delaware Company as a result of the Merger, and the Surviving Corporation will assume all of the obligations of the Company. The directors and officers of the Surviving Corporation will be the same as those of the Company.

         The Plan of Merger (the "Merger Agreement"), in the form attached hereto as Exhibit B, providing for the Merger has been unanimously approved by the Board of Directors.

         The Company's proposal to reincorporate in the State of Delaware was previously submitted to its stockholders on July 23, 1999 at which time the affirmative vote of no less than two-thirds of its then outstanding 12,006, 216 shares of Common Stock was required for approval. The reincorporation proposal was not approved notwithstanding the fact that approximately 74% of all 10,116,712 votes cast voted in favor of such proposal. The vote was as follows:

"4.      Approval of the proposal to reincorporate the Company in Delaware.

             For        Against        Abstain       Not Voted
             ---        -------        -------       ---------
         7,466,763      24,415          91,093      2,534,441

         The Merger Agreement provides, however, that the Board of Directors may terminate the Merger Agreement and abandon the Merger if for any reason, including, but not limited, to the number of shares for which appraisal rights have been exercised and the cost to the Company thereof, the Board of Directors determines that it is inadvisable to proceed with the Merger. See "Rights of Dissenting Stockholders" below.

         The Certificate of Incorporation for the Delaware Company (the "Delaware Certificate") provides for the authorization of 100,000,000 shares of Common Stock of the Company, $.0001 par value per share and 1,000,000 shares of Preferred Stock, $.0001 par value per share. Pursuant to the Merger Agreement, each outstanding share of the Company's Common Stock will be converted into a fully paid and non-assessable share of Common Stock of the Surviving Corporation with identical rights attached thereto, i.e. the holders of Common Stock (i) have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking funds provisions applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters which stockholders may vote on at all meetings of stockholders. Outstanding options and warrants to purchase any number of shares of the Company's Common Stock will be converted into options or warrants to purchase the same number of shares of the Surviving Corporation's Common Stock at the same exercise price. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. OUTSTANDING CERTIFICATES FOR SHARES OF COMMON STOCK OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. Delivery of certificates for the Company's Common Stock issued prior to the effectiveness of the Merger will constitute "good delivery" of shares in transactions subsequent to the Merger. Certificates representing shares of the Surviving Corporation's Common Stock will be issued with respect to transfers consummated after the Reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         The Company's Common Stock will continue to trade, post merger, on the same market that it was trading pre-merger.

         AT THE EFFECTIVE TIME OF THE MERGER, THE COMPANY WILL BE GOVERNED BY DELAWARE LAW, BY A NEW CERTIFICATE OF INCORPORATION AND NEW BY-LAWS, EACH OF WHICH WILL RESULT IN CHANGES IN THE RIGHTS OF THE STOCKHOLDERS.

Anti-Takeover Provisions in Proposed Delaware Certificate of Incorporation (Proposal No. 4).

         The Company's proposed Delaware Certificate of Incorporation and Delaware General Corporation Law contain provisions that may have the effect of inhibiting a non-negotiated merger or other business combination involving the Company. Such provisions are intended to encourage any person interested in acquiring the Company to negotiate with and obtain the approval of the Board of Directors in connection with any such transaction. These provisions include undesignated Preferred Stock and the application of the Delaware General Corporation Law. These provisions may discourage a future acquisition of the Company that is not approved by the Board of Directors in which stockholders might receive a premium over the market value for their shares. As a result, stockholders who might desire to participate in such transaction may not have the opportunity to do so.

         For additional information and details relating to these and other changes, reference is made to the Delaware Certificate, attached to this Proxy Statement as Exhibit A, and the discussions in this Proxy Statement under "Principal Reasons for Changing the State of Incorporation," "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-laws." The discussion herein of the provisions of the Delaware Certificate is subject to, and qualified in its entirely by, reference to all the provisions of the Delaware Certificate, a copy of which is annexed hereto as Exhibit A. Copies of the Certificate of Incorporation and By-laws of the Company and the Certificate of Incorporation and By-laws of the Delaware Company are available for inspection at the principal office of the Company.

Principal Reasons for Changing the State of Incorporation

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations initially choose Delaware as their domicile and many others have reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's long-standing policy of encouraging incorporation in that state, and its consequent preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.

         For a discussion of the differences in stockholders' rights and the powers of management under the Delaware General Corporation Law (the "Delaware GCL") and the New York Business Corporation Law (the "New York BCL") see "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-Laws" below.

         In the event the Reincorporation Proposal is not approved, the Company will remain a New York corporation.

Principal Differences Between New York and Delaware Corporation Laws

         The Merger will effect several changes in the rights of stockholders as a result of differences between the New York BCL and the Delaware GCL. The provisions of the New York BCL and Delaware GCL differ in many respects. Summarized below are of the principal material differences affecting the rights of stockholders.

Dividends.

         The Delaware GCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the current or preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Under the New York BCL, dividends may be paid only out of surplus. The Company does not now, and has not recently, paid any dividends on its Common Stock. The payment by the Company of dividends, if any, in the future rests within the discretion of its Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and its financial condition, as well as other relevant factors. By reason of its present financial status and its contemplated financial requirements, the Company does not contemplate or anticipate paying any dividends upon its Common Stock in the foreseeable future

Dissenters' Rights of Appraisal.

         Under the New York BCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with mergers, consolidations and sales of all or substantially all the assets of a corporation. The Delaware GCL provides similar rights and procedures for mergers and consolidations only.

         Furthermore, under the Delaware GCL, even in those cases, such rights are not provided in transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange or are held of record by more than 2,000 stockholders and in which the shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or are held of record by more than 2,000 stockholders.

         By virtue of the Company's NASDAQ delisting and the fact that its stockholders of record approximate only 420, dissenting shareholders retain appraisal rights notwithstanding the fact that the Company's Common Stock is listed on the Electronic Over-the-Counter Bulletin Board ("OTCBB") maintained by the NASD. Accordingly, the Delaware Company's Common Stock will be listed on the OTCBB.

         The availability of appraisal rights to stockholders of the Company who dissent from the Merger is discussed under "Rights of Dissenting Stockholders" below.

         As of the close of business on November 27, 2001 there were 420 stockholders of record of SRMI's common stock. Issuance to Officers, Directors and Employees of Rights or Options to Purchase Shares.

         The New York BCL, requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The Delaware GCL does not require stockholders approval of such transactions.

         In the past the Company has had a history of issuing both shares and options to its officers and directors. See "Security Ownership of Certain Beneficial Owners and Management" and notes thereto as relates to options issued which remain unexercised. See also "Stock Options Granted in Fiscal Year Ended June 30, 2001" as relates to all options issued to named Executive Officers during such fiscal year. While management has no current intention of issuing further options to named Executive Officers or Directors, such practice may nevertheless be reinstated in the future.

         During the past three fiscal years (ended June 30) the Company has issued the following shares and options to its officers and/or directors as follows:

                          Shares   Options  Options     Total Shares
Name               Year  Issued    Issued  Exercised  Currently Owned

Ruedi G. Laupper   1999 2,000,000     -         -
                   2000   275,000  181,250    25,000
                   2001      -     350,000      -         3,291,074

Josef Laupper      1999      -        -         -
                   2000   150,000  200,000    25,000
                   2001      -     100,000      -           425,000

Ueli Laupper       1999      -        -         -
                   2000   250,000  218,750    25,000
                   2001      -     250,000      -           693,750

Michael Laupper    1999      -        -         -
                   2000   150,000  125,000    25,000
                   2001      -     250,000      -           500,000

Dr. Erwin Zimmerli 1999      -        -         -
                   2000    50,000   68,750      -
                   2001      -      30,000      -           148,750

Dr. Sc. Dov Maor   1999      -        -         -
                   2000      -      31,250      -
                   2001      -      20,000      -            51,250

Vote Required.

         The New York BCL generally requires that mergers and consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of not less than two- thirds of the outstanding stock entitled to vote thereon. Under the Delaware GCL, such transactions require approval by the holders of a majority of the outstanding stock entitled to vote thereon, and a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation or change in its outstanding stock is involved and (ii) the merger results in no more than a 20% increase in its outstanding Common Stock.

Loans to Directors.

         Under the Delaware GCL, loans may be made to employees or officers, even those who are also directors if the Board of Directors finds that the loan may benefit the corporation. The New York BCL requires that loans to directors be authorized by an affirmative vote of stockholders.

         During fiscal years ended June 30, 1999, 2000 and 2001, no loans were made to Company officers or directors and the Company does not have any current intention to loan any monies to such persons in the foreseeable future.

Redeemable Shares.

         The Delaware GCL permits redeemable shares to be redeemed at the option of the corporation or the stockholder, while the New York BCL generally permits redemption only at the option of the corporation.

Corporate Action without a Stockholders' Meeting.

         The New York BCL permits corporate action without a stockholders' meeting only upon the written consent of all stockholders entitled to vote on such action. The Delaware GCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise, and then requires the corporation to provide notice of the actions taken through such procedure to the stockholders who did not vote with respect to such action.

         Accordingly, Delaware GCL provides significantly greater flexibility and ease of action in that corporate action may be taken without formal stockholder meeting - generally through written majority stockholder consent.

Consideration for Shares.

         Under the New York BCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitutes payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the Delaware GCL, shares of stock may be issued, and deemed to be fully paid and non-assessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

         In effect, Delaware GCL permits issuance of shares in exchange for a binding obligation to pay while New York BCL does not permit issuance of any shares for future payments or future services. The Delaware requirement that the corporation receive consideration at least equal to par value for the shares is not a significant hindrance to issuance, since par value (assuming stockholder approval of this proposal) will be $.0001 per share (thus for example, permitting issuance of 1,000,000 shares for $100 consideration).

         Absent unforeseen circumstances, the Company does not currently envision issuing shares of its common stock solely in exchange for a subscriber's "binding obligation" despite being permitted to do so under current Delaware GCL.

Classification of the Board of Directors.

         The New York BCL permits a classified board with as many as four classes but forbids fewer than three directors in any class. The Delaware GCL permits a classified board of directors with as many as three classes, provided that separate classes of directors must have staggered terms of office with only one class of directors coming up for election each year. Neither the Delaware Certificate nor the Certificate of Incorporation of the Company provide for a classified board of directors, the Company has never had such a board of directors and management of the Company has no current intentions to have a classified Board or staggered terms of office for directors.

Business Combination Statutes.

         The New York BCL prohibits any "business combination" between a "domestic corporation" and an "interested stockholder" for five years after the date that the interested stockholder became an interested stockholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested stockholder or
(ii) certain statutory fair price requirements are met. A "resident domestic corporation" is defined as any corporation that (i) is incorporated in New York,
(ii) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% owned subsidiaries , if any), and (iii) has at least 10% of its stock beneficially owned by New York residents. An "interested stockholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock of the corporation.

         The Company meets "resident domestic corporation" criteria indicated in
(i) and (ii) above and is of the opinion that at least 10% of its stock is beneficially owned by New York residents.

         The Delaware GCL prohibits any "business combination" between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless
(i) prior to that date the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board of directors and at least two thirds of the outstanding shares of voting stock not owned by the interested stockholder. The Delaware GCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations be located in Delaware in order to be covered by this law.

         A "business combination" - as referred to herein and when made in reference to any corporation and any interest stockholder of such corporation refers principally to any merger or consolidation of the corporation or any direct or indirect majority owned subsidiary of such corporation that (a) the interested stockholder or (b) with any other corporation if the merger or consolidation is caused by the interested stockholder. The entire definition of "business combination" may be found in Delaware Corporation Law section 203(c)(3) and may be found in New York Business Corporation Law at section 912(a)(5), the latter defination of which is substantially similar to Delaware Corporation Law and principally refers to "any merger or consolidation of a domestic corporation or subsidiary thereof that an interested stockholder or any other corporation which is, or after such merger or consolidation would be an affiliate or associate of an interested stockholder.

         The Company has no current intentions to elect to take itself out of the coverage of the Delaware Corporation Law whether or not permitted to do so now or in the future.

Number of Directors.

         Under the Delaware GCL, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation but if so, it may be changed only with both board of directors and stockholder approval. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws.

         Under the New York BCL, the number of directors may not be less than three, and any higher number may be fixed by the by-laws or by action of the stockholders or of the board of directors under specific provisions of the by-laws adopted by the stockholders. The number of directors may be increased or decreased by amendment of the by-laws or by action of the stockholders or of the board of directors under the specific limitation of a by-law adopted by the stockholders.

Inspection of Stockholder's List.

         With respect to the inspection of stockholder's lists, the New York BCL provides a right of inspection on at least 5 days written demand to (i) any person who shall have been a stockholder for at least 6 months immediately preceding his demand or (ii) any person holding, or thereunto authorized in writing by, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation.

         The Delaware GCL permits any stockholder to inspect the stockholder's list for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding the stockholder's meeting, for any purpose germane to that meeting.

Changes in Certificate of Incorporation and By-Laws

         The Delaware Certificate differs from the Certificate of Incorporation of the Company primarily as a result of differences between the Delaware GCL and the New York BCL. The By-laws of the two corporations likewise differ primarily as a result of differences between the Delaware GCL and the New York BCL and the Delaware Certificate and the Certificate of Incorporation of the Company. Set forth below is a discussion of significant changes set forth in the Delaware Certificate.

Change of Company Purposes.

         The purpose for which the Company was formed as set forth in its Certificate of Incorporation initially adopted in 1968 and subsequently amended included certain activities in which the Company, in its present form is no longer engaged and has not been engaged in since the May 1995 reverse acquisition whereby it commenced conducting its current business activities as a public corporation. Such prior (1968 - May 1995) activities bear no relationship to the Company, its officers or directors and have nothing whatsoever to do with the Company which became the surviving public corporation through the aforesaid reverse acquisition. The Delaware Certificate states broadly that the Company's purpose is to engage in any lawful activity, which is the customary purpose clause for modern corporations.

         The Company does not have any current plans to engage in business activities dissimilar to or not complementary to those currently being conducted (and described in its Form 10-K for fiscal year ended June 30, 2001).

Change in Par Value of Authorized Capital Stock.

         The Delaware Certificate authorizes the Company to issue up to 100,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock and sets the par value of $ .0001 per share for both classes of stock instead of the current $.01 par value per share of Common Stock.

Indemnification and Elimination of Liability.

         The Delaware Certificate and the By-laws of the Delaware Company contain indemnification provisions eliminating the personal liability of directors to the fullest extent permitted by the Delaware GCL. The provision is parallel to the provision of the Company's Certificate of Incorporation eliminating the liability of directors of the Company to the extent permitted by the New York BCL.

Transactions with Affiliates.

         The Delaware Certificate does not contain provisions requiring special authorization in respect of transactions with affiliated stockholders, since the purpose of the provisions to this effect in the Company's Certificate of Incorporation is addressed by Section 203 of the Delaware GCL. No material transactions with affiliates are contemplated and accordingly, Section 203 provides no current additional benefits to the Company or its affiliates.

Rights of Dissenting Stockholders.

         Because the Company will not be technically the "surviving corporation," stockholders of the Company who do not vote in favor of the Reincorporation Proposal may have the right to seek to obtain payment in cash of the fair value of their shares by complying with the requirements of Section 623 of the New York BCL. The dissenting stockholders must file with the Company before a taking of the vote on the Reincorporation Proposal a written objection including a statement of intention to demand payment for shares and stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of such shares if the Merger is consummated. Such stockholder may not dissent as to less than all shares owned. Within ten days after the vote of stockholders authorizing the Reincorporation Proposal, the Company must give written notice of such authorization to each such dissenting stockholder. Within twenty days after the filing of such notice, any stockholder to whom the Company failed to give notice of the Annual Meeting who elects to dissent from the Merger must file with the Company a written notice of such election, stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of the shares. Such stockholder may not dissent as to less than all shares owned. At the time of filing the notice of election to dissent or within one month thereafter, dissenting stockholders must submit certain certificates representing shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder.

         Failure to submit the certificates may result in the loss of dissenter's rights. Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the stockholders' vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the dissenting stockholder are unable to agree as to such value, Section 623 provides for judicial determination of value. A negative vote on the Reincorporation Proposal does not constitute a written objection required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Proposal, however, will not constitute a waiver of rights under Section 623 provided that a written objection has a been properly filed and such stockholder has not voted in favor of the Reincorporation Proposal.

         Because the Reincorporation Proposal does not involve any change in the nature of the Company's business but is a technical matter only, management hopes that no stockholder will exercise dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after stockholder approval, if for any reason the Board of Directors determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

Federal Income Tax Consequences

         Holders of the Company's Common Stock who do not exercise their dissenter's rights will not recognize gain or loss for federal income tax purposes as a result of the Merger and the conversion of their shares into shares of the Delaware Company. The basis of the shares of the Delaware Company in the hands of each stockholder will be the same as the basis of the holder's shares of the Company, and the holding period for shares of the Delaware Company will include the holding period for shares of the Company, provided that the shares of the Company were held as capital assets at the date of the Merger. Stockholders who exercise their dissenters' rights to obtain payment for their shares will recognize such gain or loss.

Vote Required for Approval of the Reincorporation Proposal and Vote Anticipated

         Approval of the Reincorporation Proposal will require the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the Reincorporation Proposal, unless stockholders specify otherwise.

         Notwithstanding the above referenced requirement that an affirmative vote of two-thirds of the outstanding shares of Company Common Stock is required to approve Proposal 4, management is of the opinion that it will be easily able to obtain the affirmative vote of in excess of that required. Such opinion is based upon the fact that (a) management intends to vote all 4.19% of shares owed by it of record and beneficially in favor of such proposal and (b) management has been advised by its single largest shareholder, Hillcrest, that the latter intends to vote all 61.86% of shares owned by it of record and beneficially in favor of such proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
                     VOTE FOR THE REINCORPORATION PROPOSAL.
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Such persons are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of Forms 3, 4 and 5 received by it, the Company believes that, with the exception of those persons indicated below, all directors, officers and 10% stockholders complied with such filing requirements.

         According to the Company's records, the following filings appear not to have been timely made: one initial statement of beneficial ownership on Form 3 and three statements of changes in beneficial ownership on Form 5 covering four transactions (such Form 5 representing a delinquent Form 4) were not filed timely by Ruedi G. Laupper; one initial statement of beneficial ownership was not filed timely by Ueli Laupper; one initial statement of beneficial ownership on Form 3 and two statements of changes in beneficial ownership on Form 5 covering two transactions (such Form 5 representing a delinquent Form 4) were not filed timely by Tomlinson Holding, Inc.; one initial statement of beneficial ownership on Form 3 was not filed timely by Josef Laupper; one initial statement of beneficial ownership was not filed timely by Ulrich Ernst; one initial statement of beneficial ownership was not filed timely by Berkshire Capital Management and one initial statement of beneficial ownership, one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) were not filed timely by Erwin Zimmerli and one initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) was not filed timely by Michael Laupper.


                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.


               STOCKHOLDERS PROPOSALS AND NOMINATIONS FOR THE 2002
                         ANNUAL MEETING OF STOCKHOLDERS

         The Company anticipates that the 2002 Annual Meeting will be held on or about November 30, 2002 and that the proxy materials for the 2002 Annual Meeting will be mailed on or before October 30, 2002. If any stockholder wishes a proposal to be considered for inclusion in the 2002 Proxy Statement, this material must be received by the Chief Executive Officer no later than September 1, 2002.


                                  ANNUAL REPORT

         The Company's Annual Report for the fiscal year ended June 30, 2001 is being mailed on or about December 11, 2001, together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy to each stockholder of record on November 27, 2001.

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.

                                           By Order of the Board of Directors



                                           Ruedi G. Laupper
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President

New York, New York
December 11, 2001

                                  EXHIBIT INDEX

Number                            Description

Exhibit A           Delaware Certificate of Incorporation

Exhibit B           Agreement and Plan of Merger of SWISSRAY International, Inc.
                   (New York) And SWISSRAY International, Inc. (Delaware)

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION
                                       OF
                          SWISSRAY INTERNATIONAL, INC.

         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the proviso and subject to the requirements of the Laws of the State of Delaware (particularly Chapter 1 Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

         FIRST:            The name of the corporation (hereinafter called the
"Corporation") is SWISSRAY International, Inc.

         SECOND: The address, including street number, city and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

         THIRD:            The purpose of the corporation is to engage in any
lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no way limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of this Certificate of Incorporation; provided, that the Corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Delaware which, under the laws thereof, the Corporation may not lawfully conduct, promote, or exercise.

         FOURTH: The total number of shares of Common Stock which the Corporation shall have authority to issue is One Hundred One Million (101,000,000) shares, of which One Hundred Million (100,000,000) shall be Common Stock, par value $.0001 per share without cumulative voting rights and without any preemptive rights and One Million (1,000,000) shall be Preferred Stock, par value $.0001 per share.

         The Board of Directors of the Corporation is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors.

         FIFTH:  The name and mailing address of the incorporator is as follows:

              Name                                  Mailing Address

         Ruedi G. Laupper                           SWISSRAY International, Inc.
                                                    100 Grasslands Road
                                                    Elmsford, New York  10523

         SIXTH:            The Corporation is to have perpetual existence.

         SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of Directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By- Laws. The phrase "whole Board" and the phrase "total number of Directors" shall be deemed to have the same meaning, to wit, the total number of Directors which the Corporation would have if there were no vacancies. No election of Directors need be by written ballot.

         2. After the original or other By-Laws of the Corporation have been adopted, amended or repealed as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of Directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

         3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (c)(2) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         NINTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph
(7) of subsection (b) of Section 102 of the General Corporate Law of the State of Delaware, as the same may be amended and supplemented. No amendment or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

         TENTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the Laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TENTH.

         TWELFTH: No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived an improper personal benefit.

         THIRTEENTH: The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including without limitation:

                  a.       the interests of the Corporation's stockholders;

                  b. whether the proposed transaction might violate federal or state laws;
                  c. not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of this Corporation, but also to the market price for the capital stock of the

                           Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

                  d.       the social, legal and economic effects upon employees
                            suppliers,
                           customers and others having similar relationships with the Corporation,
                  e. and the communities in which the Corporation conducts its business.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

         FOURTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or the By-laws (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-laws of this Corporation), the affirmative vote of 75% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with the purpose or intent of ARTICLE THIRTEEN hereof.

         FIFTEENTH:        The effective date of the Certificate of
Incorporation of the Corporation, and the date upon which the existence of the Corporation shall commence, shall be its date of filing.

Signed:  New York, New York
             ________, 2001

                                                 Ruedi G. Laupper, Incorporator

                                    EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER
                                       OF
              SWISSRAY International, Inc. (A New York Corporation)
                                       and
              SWISSRAY International, Inc. (A Delaware Corporation)

AGREEMENT AND PLAN OF MERGER, dated as of _______, 2001, by and between SWISSRAY International, Inc. a New York corporation ("SRMI"), and SWISSRAY International, Inc., a Delaware corporation ("Surviving Corporation").

WITNESSETH:

SRMI is a corporation duly organized and existing under the laws of the State of New York.

Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware.

The authorized number of shares of SRMI is 101,000,000 shares of which 100,000,000 is Common Stock, $.01 par value and 1,000,000 is Preferred Stock, $.01 par value.

The authorized number of shares of Surviving Corporation is 101,000,000 shares of which 100,000,000 shares shall be Common Stock, $ .0001 par value per share and 1,000,000 shares shall be Preferred Shares, $.0001 par value per share.

The Boards of Directors of SRMI and Surviving Corporation deem it advisable for the mutual benefit of SRMI and Surviving Corporation, and their respective shareholders, that SRMI be merged with and into Surviving Corporation and have approved this Agreement and Plan of Merger (the "Agreement").

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and provisions hereinafter contained, the parties hereto agree that, in accordance with the applicable laws of the States of New York and Delaware, SRMI shall be, at the Effective Date of the Merger (as hereinafter defined), merged with and into Surviving Corporation, which shall be the surviving corporation, and that the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

                                    ARTICLE I

Merger

1.1 On the Effective Date of the Merger, SRMI shall be merged with and into Surviving Corporation. The separate existence of SRMI shall cease and Surviving Corporation shall continue in existence and, without other transfer, succeed to and posses all the properties, rights, privileges, immunities, powers, purposes and franchises, of a public, as well as of a private nature, and shall be subject to all of the obligations, liabilities, restrictions, disabilities and duties of SRMI and Surviving Corporation, all without further act or deed, as provided in Section 259 of the Delaware General Corporation Law.

1.2 All rights of creditors and all liens upon the property of either SRMI or Surviving

Corporation shall be preserved unimpaired by the Merger, and all debts, liabilities, obligations and duties, including, but not limited to, the obligations of SRMI pursuant to any existing guarantees, leases, stock options or other contracts or agreements, of either SRMI or Surviving Corporation shall, on the Effective Date of the Merger, become the responsibility and liability of Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it. All corporate acts, plans (including but not limited to stock option plans), policies, arrangements, approvals and authorizations of SRMI, its shareholders, board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date of the Merger, shall be taken for all purposes as the acts, plans, policies, arrangements, approvals and authorizations of Surviving Corporation and shall be as effective and binding thereon as the same were with respect to SRMI.

1.3 Prior to the Effective Date of the Merger, SRMI and Surviving Corporation shall take all such action as shall be necessary or appropriate in order to effectuate the Merger. In case at any time after the Effective Date of the Merger Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further actions necessary or desirable to vest in or confirm to Surviving Corporation full title to all the properties, assets, rights, privileges and franchises of SRMI, the officers and directors of SRMI, at the expense of Surviving Corporation, shall execute and deliver all such instruments and take all such action as Surviving Corporation may determine to be necessary or desirable in order to vest in and confirm to Surviving Corporation title to and possession of all such properties, assets, rights, privileges and franchises, and otherwise to carry out the purposes of this Agreement.

                                   ARTICLE II

Terms and Conditions of the Merger

The terms and conditions of the Merger, including the manner and basis of converting the shares of capital stock of SRMI into shares of capital stock of Surviving Corporation shall be as follows:

2.1 Certificate of Incorporation. From and after the Effective Date of the Merger and until thereafter amended as provided by law, the Certificate of Incorporation of Surviving Corporation in effect on the date hereof, as set forth in Exhibit B shall be the Certificate of Incorporation of Surviving Corporation.

2.2 By-laws. The By-laws of SRMI and/or Surviving Corporation, as the case may be, in effect on the Effective Date of the Merger shall continue in force and be the By-laws of Surviving Corporation until altered, amended or repealed.

2.3 Directors and Officers. The directors and officers of SRMI in office on the Effective Date of the Merger shall continue in office as, and be and constitute, the directors and officers of Surviving Corporation, each to hold office as provided by the By-laws until his successor shall have been elected and shall have qualified or until his earlier death, resignation or removal.

2.4 Conversion of Outstanding Shares, Rights and Options. The manner and basis of converting the shares, rights and options to purchase shares of SRMI into shares, rights and options to purchase shares of Surviving Corporation, and the cancellation and retirement of shares of Surviving Corporation, shall be as follows:


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2.4.1 Each share of Common Stock, par value $ .01 per share, of SRMI issued and outstanding, or held in the treasury of SRMI, on the Effective Date of the Merger shall forthwith and without the surrender of stock certificates or any other action, be converted into the fully-paid and non-assessable share of Common Stock, par value $ .0001 per share, of Surviving Corporation, issued and outstanding or held in the treasury of Surviving Corporation, as the case may be.

2.4.2 Each option or right to purchase shares of Common Stock, par value $ .01 per share, of SRMI which has been granted pursuant to any stock option plan or financing of any nature of SRMI or otherwise, on the Effective Date of the Merger shall forthwith and without any action by the holder of such option or right, be converted into an option to purchase the same number of shares of Common Stock, par value $ .0001 per share, of Surviving Corporation on the same terms and with the same exercise price as such options contained immediately prior to the Effective Date of the Merger.

2.5 Dividends. The holders of shares of Common Stock of SRMI shall be entitled to receive from Surviving Corporation (i) those dividends, if any, which were declared by the Board of Directors of SRMI prior to, but not yet paid, as of the Effective Date of the Merger and (ii) those dividends which may be declared by the Board of Directors of Surviving Corporation subsequent to the Effective Date of the Merger pursuant to the Certificate of Incorporation of Surviving Corporation, and no holder of shares of Common Stock of SRMI shall be entitled to any other dividends which might otherwise accrue on or prior to the Effective Date of the Merger.

                                   ARTICLE III

Procedures Regarding Stock Certificates

From and after the Effective Date, each outstanding stock certificate theretofore representing shares of Common Stock of SRMI shall represent the same number of shares of Common Stock of Surviving Corporation. Each holder of a certificate or certificates theretofore representing shares of Common Stock of SRMI may, but shall not be required to, surrender the same to Surviving Corporation for cancellation and exchange or transfer, and such holder or his transferee shall be entitled to receive certificates representing one share of the Common Stock of Surviving Corporation for each of Common Stock of SRMI represented by the certificates surrendered. Until so surrendered for cancellation and exchange or transfer each outstanding certificate which, prior to the Effective Time, represented shares of Common Stock of SRMI, shall be deemed and treated for all purposes to represent the ownership of the same number of shares of the Common Stock of Surviving Corporation as though such surrender had taken place.

                                   ARTICLE IV

Effective Date

This Agreement shall be submitted to the stockholder of Surviving Corporation and the shareholders of SRMI at meetings which shall be convened on or prior to ________, 2001, or such other dates as may be agreed on by the parties, as provided by the applicable laws of the States of New York and Delaware. If this Agreement is duly authorized and adopted by the requisite votes of the holder of Common Stock of Surviving Corporation and holders of Common Stock of SRMI and this Agreement is not terminated pursuant to the provisions of Article V hereof, then a certificate of merger shall be filed in accordance with the laws of the State of Delaware and a certificate of merger shall be filed in accordance with the laws of the State of

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New York. The Merger shall become effective upon the filing of the certificates of merger with the Secretaries of State of the States of New York and Delaware (the "Effective Date of the Merger").

                                    ARTICLE V

Approval of Shareholders --- Termination

5.1 This Agreement shall be submitted to the shareholders of SRMI and the stockholders of Surviving Corporation as provided by law, and it shall take effect and be deemed and be taken to be the Agreement and Plan of Merger of SRMI and Surviving Corporation upon the approval or adoption thereof by the shareholders of SRMI and the stockholder of Surviving Corporation, in accordance with the requirements of the laws of the State of New York and the State of Delaware, and upon the execution, filing and recording of such documents and the doing of such other acts and things as shall be required for accomplishing the merger under the provisions of the applicable statutes of the State of New York and of the State of Delaware.

5.2 At any time prior to the filing of the certificates of merger with the Secretary of State of the States of Delaware and New York, this Agreement may be terminated by the board of directors of either SRMI or Surviving Corporation, notwithstanding the approval of this Agreement by either or both of the shareholders of SRMI and the stockholders of Surviving Corporation, if for any reason the board of directors of SRMI or Surviving Corporation determines that it is inadvisable to proceed with the Merger, including, without limitation, giving consideration to the number of shares for which appraisal rights have been exercised and the cost to SRMI thereof.

5.3 In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 5.2, this Agreement shall become null and void and have no effect, without any liability on the part of either SRMI or Surviving Corporation or any of their respective shareholders, stockholders, directors or officers.

                                   ARTICLE VI

Certain Agreements of Surviving Corporation

6.1 Surviving Corporation, as the surviving corporation, hereby agrees that it may be served with process in the State of New York in any proceeding for the enforcement of any liability or obligation of SRMI or of the rights of dissenting shareholder of SRMI.

6.2 Surviving Corporation, as the surviving corporation, hereby irrevocably appoints the Secretary of the State of New York as its agent to accept service of process in any action or proceeding described in Section 6.1.

6.3 Surviving Corporation, as the surviving corporation, hereby agrees that it will promptly pay to dissenting shareholders, if any, of SRMI the amount, if any, to which such dissenting shareholders shall be entitled pursuant to the laws of the State of New York.

                                   ARTICLE VII

Miscellaneous

7.1 This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

7.2 The headings of the several articles herein have been inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each of SRMI and Surviving Corporation, pursuant to authority duly given by resolutions adopted by its Board of Directors has caused these presents to be executed in its name by its President or a Vice-President and its corporate seal to be affixed and attested by its Secretary or an Assistant Secretary.


(Corporate Seal)                                SWISSRAY INTERNATIONAL, INC.
                                                         (New York)
 Attest:



By:
    ---------------------------------------
      Josef Laupper, Secretary


(Corporate Seal)                                 SWISSRAY INTERNATIONAL, INC.
                                                            (Delaware)
Attest:



By:
    --------------------------------------
     Josef Laupper, Secretary

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